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                                                                    EXHIBIT 99.C

N.Y. Form M-11                                             ** File No. S27-77-22
(Rev. 5/90)                                                  (for renewals only)
                                                       Approved January 29, 1997

                               STATE OF NEW YORK
                               DEPARTMENT OF LAW
                                ISSUER STATEMENT
                         (Section 359-e Gen. Bus. Law)


Name of   International Barter    Principal  21400 International Blvd. Suite 207
Issuer    Corp                    Office     Seattle, WA 98198-6086
       ------------------------              -----------------------------------
                                             Street Address   City   State   Zip

Telephone Number  (206) 870-9290
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This form is not to be used by issuers engaged in any aspect of real estate or mortgage financing unless they also obtain a letter upon written application pursuant to Section 352e or g. Theatrical Syndication must comply with Article 23 of the Arts and Cultural Affairs Law.

1. Issuer is [x] an existing; [ ] a proposed; [x] a corporation; [ ] general partnership; [ ] limited partnership; [ ] other (specify) _______________ organized under the laws of Nevada on __________________. The entire offering is [ ] intrastate, [x] interstate

2. The business of the issuer is (described briefly) operates a commercial barter trade exchange

3.   Issuer proposes to offer [x] stock;  [ ] bonds;  [ ] notes;
[ ] partnership interests;  [ ] other (specify)___________________

4. The securities will be sold [x] by the officers and directors of the issuer; [ ] N.Y. registered broker [ ] by an underwriter; [ ] by salesmen employed by issuer. The securities will be sold on a [ ] best efforts basis; [ ] firm commitment. If by an underwriter or broker, indicate the names of underwriters or syndicate manager _______________________________________.

5. Total amount of offering $150,000 Anticipated offering expenses total $7,500 consisting of: Selling: $0 Other: $7,500.

6. State use of the net proceeds to be obtained: Acquisition of other commercial barter trade exchanges and general working capital

** Found on the fee receipt you received for your original filing.


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Filing is incomplete without a copy             Filing Fee Enclosed as Follows:
of offering literature. If not                  Total amount of offering
available, please explain.                      under $500,000......... $200
Indicate to whom you wish                       over $500,000.......... $800
the fee receipt sent.
( ) Attorney   (X) Issuer                       Send remittance to:
                                                   Bureau of Investor Protection
Personal checks not accepted.                      and Securities
Attorney's checks, certified check,                N.Y. Department of Law
bank check, money order only,                      120 Broadway
payable to the N.Y.S. Department                   New York, NY 10271
of Law

 7. If the securities are being offered partly or entirely for the account of selling holders, please check [ ]. Indicate the details of the secondary offering below for each seller.

                                                                Anticipated
     Name of Seller              Address                   Dollar Amount Offered

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 8.  Has registrant, any officer, director or principal or
     partner ever
     A. been suspended or expelled from membership  in any
        securities or commodities exchange, association of
        securities or commodities dealers or investment
        advisors? ..........................................    Yes [ ]  No [X]
     B. had a license or registration as a dealer, broker,
        investment advisor or salesman, futures commission
        merchant, associated person, commodity pool
        operator, or commodity trading advisor denied,
        suspended or revoked? ..............................    Yes [ ]  No [X]
     C. been enjoined or restrained by any court or
        government agency from:
        1. the issuance, sale or offer for sale of
           securities or commodities? ......................    Yes [ ]  No [X]
        2. rendering securities or commodities advice? .....    Yes [ ]  No [X]
        3. handling or managing trading accounts? ..........    Yes [ ]  No [X]
        4. continuing any practices in connection with
           securities or commodities? ......................    Yes [ ]  No [X]
     D. been convicted of any crime (other than minor
        traffic)?
     E. used or been known by any other name? ..............    Yes [ ]  No [X]
     F. been the subject of any professional disciplinary
        proceeding? ........................................    Yes [ ]  No [X]
     G. been adjudged a bankrupt or made a general
        assignment for benefit of creditors; or been an
        officer, director or principal of any entity which
        was reorganized in bankruptcy, adjudged a bankrupt
        or made a general assignment for benefit of
        creditors? .........................................    Yes [ ]  No [X]
     H. had an offering of securities within the last three
        years or been an officer, director, principal or
        partner of any entity which had an offering of
        securities within the last three years .............    Yes [ ]  No [X]
     I. if the answer to any of the above is "YES", attach a
        statement of full particulars.
 9.  Are there any outstanding judgments (not including
     judgments involving domestic relations) against the
     issuer or any officer, director, principal or partner
     thereof? If yes, attach statement of full particulars..    Yes [ ]  No [X]

10. List names and residence addresses of all employees (officers and directors not included) of Issuer who are selling in N.Y.S., N.Y. Form M-2 must be filed for each person listed.

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11.  Limited Partnerships are required to submit a list of all limited partners as soon as the offering is completed. This may be done in letter form.
12.  If the Issuer is a limited partnership list all of the general partners:

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
13. The information set forth below should be provided for each officer, director, principal or partner. In the case of a corporate general partner information must be provided for all officers. If not enough space is provided use continuation sheets. Do not refer to prospectus or offering literature. SEC biographies can be substituted for employment history only.

     a.   Name: Steven White                      Title: President and CEO and Director
          Home Address: 2228 S. 291 St.           Phone: (206) 839-6733
                        Federal Way, WA 98003
          Place of Birth: Los Angeles, CA         Date of Birth: 4/29/58
          Social Security #: ###-##-####  Prior home addresses for past five years:

                920 Washington Ave., Bremerton, WA 98337
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

          Following is my complete employment and business affiliation record for the past five years: (Indicate periods of self-employment and unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)

---------------------------------------------------------------------------------------------------------
   From          To                  Employer or Business Affiliation                  Position Held and
 Mo.   Yr.   Mo.     Yr.            Name                        Address                Type of Business
---------------------------------------------------------------------------------------------------------
    7/83       Present        Cascade Trade Assoc.         21400 Intl Blvd. #207       President
                                                           Seattle, WA 98198
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

     b.   Name: Richard Mayer                     Title: Vice President-Marketing and Director
          Home Address: 30709 5th Place S.        Phone: (206) 941-8199
                        Federal Way, WA 98003
          Place of Birth: Buffalo, NY             Date of Birth: 7/6/39
          Social Security #: ###-##-####  Prior home addresses for past five years:

              -------------------------------------------------------------------------
                None
              -------------------------------------------------------------------------

              -------------------------------------------------------------------------

          Following is my complete employment and business affiliation record for the past five years: (Indicate periods of self-employment and unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)

---------------------------------------------------------------------------------------------------------
   From          To                  Employer or Business Affiliation                  Position Held and
 Mo.   Yr.   Mo.     Yr.            Name                        Address                Type of Business
---------------------------------------------------------------------------------------------------------
   11/95       Present        Cascade Trade Assoc.         21400 Intl Blvd. #207       VP-Marketing
                                                           Seattle, WA 98198
---------------------------------------------------------------------------------------------------------
    4/89       11/95          Money Mailer of the Sound    30709 5th Place S.          Owner
                                                           Federal Way, WA
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

13. The information set forth below should be provided for each officer, director, principal or partner. In the case of a corporate general partner information must be provided for all officers. If not enough space is provided use continuation sheets. Do not refer to prospectus or offering literature. SEC biographies can be substituted for employment history only.

     c.   Name: Norma Kay Fetz                    Title: Vice President
          Home Address: 11604 SE 304th St.        Phone: (206) 833-8306
                        Aubuca, WA 98092
          Place of Birth: Seattle, WA             Date of Birth: 10/29/55
          Social Security #: ###-##-####  Prior home addresses for past five years:

              -------------------------------------------------------------------------
                None
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              -------------------------------------------------------------------------

          Following is my complete employment and business affiliation record for the past five years: (Indicate periods of self-employment and unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)

---------------------------------------------------------------------------------------------------------
   From          To                  Employer or Business Affiliation                  Position Held and
 Mo.   Yr.   Mo.     Yr.            Name                        Address                Type of Business
---------------------------------------------------------------------------------------------------------
    9/84       Present        Cascade Trade Assn           21400 Intl Blvd #207        Vice President
                                                           Seattle, WA 98198
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

     d.   Name: Alan Zimmelman                    Title: Vice President Operations
          Home Address: 1151 Wild Canary Lane     Phone: (619) 944-7202
                        Oliverhain, CA 92024
          Place of Birth: Los Angeles, CA         Date of Birth: 9/22/44
          Social Security #: ###-##-####  Prior home addresses for past five years:

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                4508 Beck Avenue, North Hollywood, CA 91602
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

          Following is my complete employment and business affiliation record for the past five years: (Indicate periods of self-employment and unemployment. Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)

------------------------------------------------------------------------------------------------------------
   From          To                  Employer or Business Affiliation                      Position Held and
 Mo.   Yr.   Mo.     Yr.            Name                        Address                    Type of Business
------------------------------------------------------------------------------------------------------------
   11/87        8/96          BXI West Los Angeles         162 S. Rancho Santa Fe          President
                                                           #E901347
                                                           Encinitas, CA 92024-4
------------------------------------------------------------------------------------------------------------
    9/96       Present        IBC                          21400 International Blvd #207   VP Operations
                                                           Seattle, WA 98198
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

c. Name: _____________________________ Title: _________________________________

Home Address: _____________________________________ Phone: ____________________

Place of Birth: ______________________ Place of Birth: ________________________

Social Security #: _____________ Prior home addresses for past five years:_____

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Following is my complete employment and business affiliation record for the past five years: (Indicate periods of self-employment and unemployment.
Include all corporations or other entities where you hold or held a substantial equity or controlling interest.)

________________________________________________________________________________
  From       To          Employer or Business Affiliation      Position Held and
Mo.  Yr.  Mo.  Yr.       Name                      Address      Type of Business
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

The use of power of attorney is not acceptable. If all signatures are not available at time of filing, you must submit the proper total fee and all information required by Item 13. Note in your letter of transmittal that counterpart forms with missing signatures will be submitted within 30 days of filing.

Limited Partnerships must supply one signature for each general partner. One signature by an officer of a corporate general partner is sufficient, however all selling officers must sign.

Each of the undersigned, constituting all officers, directors, partners, and controlling principals of the registrant do hereby state and represent that all statements contained herein are true and correct and understands that any false statement shall constitute a violation of Art. 23-A of the General Business Law.

     Signature            Name and Title (please type or print)           Date
     ---------            -------------------------------------           ----
/s/ STEVEN WHITE          Steven White, President and CEO and Director   1-3-97
----------------------    --------------------------------------------   ------

/s/ RICHARD MAYER         Richard Mayer, VP and Director                 1/3/98
----------------------    --------------------------------------------   ------

/s/ NORMA KAY FETZ        Norma Kay Fetz, VP                             1/3/97
----------------------    --------------------------------------------   ------

/s/ ALAN ZIMMELMAN        Alan Zimmelman, VP
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

To complete this filing a State Notice and Further State Notice must be filed with the Secretary of State in Albany. In the case of a non-resident issuer a Consent to Service of Process must be filed with the Secretary of State.

All changes or amendments to this form must be submitted on NY Form M-3 with a $20 fee.